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                                                                    EXHIBIT 10.5

               [LETTERHEAD OF CSI CONSOLIDATED STAINLESS INCORPORATED]

November 14, 1997

Sun Trust Equity Partners
303 Peachtree Street, N.E.
Suite 2400
Atlanta, Georgia 30308

Attn:  Robert L. Dudiak, Managing Director

Re: WAIVER AND MODIFICATION AGREEMENT NO.4 TO CONVERTIBLE
    SUBORDINATED NOTE PURCHASE AGREEMENT

Dear Mr. Dudiak:

Based upon our previous discussions regarding the covenants associated with the $2,500,000 Subordinated Debentures, we request the following amendments for the measurement period ended September 30, 1997:

                                                                Requested
                                       PER AGREEMENT            AMENDMENT

   a)    Total Liabilities to Tangible
         Net Worth                           7.00:1            17.25:1

   b)    Funded Debt to EBITDA              11.00:1        Not measured

   c)    Senior Funded Debt to
              EBITDA                        10.00:1        Not measured

   d)    Net Worth Minimum $9,000,000       Minimum         $5,100,000


This request to amend the covenants pertain ONLY to the measurement period ended September 30, 1997. All other covenants per the agreement, as amended, will remain in full force and effect.

                                       Approved: SunTrust Banks, Inc.

Very truly yours,
                                       By:  /s/ R. Charles Shufeldt
                                          ---------------------------
                                          R. Charles Shufeldt
/s/ Burton R. Chasnov                     Senior Vice President
---------------------
Burton R. Chasnov,
Chief Financial Officer                   Date:   NOVEMBER 14, 1997